SUBSCRIPTION AGREEMENT


     Persons interested in purchasing shares of the common stock, par value $0.0001 per share (the "Shares") of eAcceleration Corp. (the "Company"), must complete and return this Subscription Agreement (this "Agreement") along with their check or money order (unless they are sending a wire transfer) to American Stock Transfer & Trust Co. (the "Escrow Agent"), as escrow agent for eAcceleration Corp., Attention: Corporate Trust Department, 6201 15th Avenue, Brooklyn, New York 11219.

     THE SHARES INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE AND SUBSTANTIAL DILUTION. NO PERSON SHOULD COMPLETE AND SIGN OR ELECTRONICALLY SUBMIT THIS AGREEMENT UNLESS HE OR SHE HAS RECEIVED AND READ THE COMPANY'S PROSPECTUS DATED _____________________ (THE "PROSPECTUS").


     The Company reserves the right to completely or partially accept or reject any subscription for any reason or for no reason. If and when accepted by the Company, this Agreement shall constitute a subscription for such number of Shares equal to or less than the number that you have requested below, as determined by the Company. The minimum subscription is $625 for 100 shares. Method of Payment: Check, Money Order or Wire Transfer payable to "eAcceleration Corp., Subscription Escrow Account." Checks or money orders should be sent, together with the completed Subscription Agreement (which may be electronically submitted), to the Escrow Agent at the address provided above. Wire transfers should be sent to the Escrow Agent using the following wire transfer instructions:

                              Chase Manhattan Bank
                                 55 Water Street
                               New York, New York
                                A/C # 323 053 637
                                ABA # 021 000 021
     American Stock Transfer & Trust Co., as agent for eAcceleration Corp.

     A copy of this Agreement will be returned to you as your receipt within thirty (30) days, confirming your subscription and indicating the extent to which your subscription has been accepted by the Company. As discussed in the Prospectus, until 400,000 shares (the "Minimum Shares") are sold, all proceeds of this offering will be held in an escrow account (the "Escrow Account") at American Stock Transfer & Trust Co. When the Minimum Shares are sold, the funds held in the Escrow Account will be disbursed to the Company and stock certificates will be issued within thirty (30) days. Thereafter, a subscriber will be mailed his or her stock certificates within thirty (30) days of the date of the Company has mailed written confirmation of the subscription. In the event the Minimum Shares are not sold prior to the termination date of this offering, all deposits will be returned to subscribers promptly, with interest earned, if any.

TO BE COMPLETED BY OHIO RESIDENTS ONLY:

I hereby represent to the Company that at least one of the following statements is accurate as of the date of this Agreement:

- I am a natural person with individual income was at least $65,000 in 1999 and I have a reasonable expectation of reaching such level in the year 2000;

- I am a natural person with individual net worth or joint net worth with my spouse of at least $250,000, excluding the value of my home(s), car(s) and furnishings; or

- I am an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

TO BE COMPLETED BY ALL PURCHASERS:

     I hereby irrevocably tender this Agreement for the purchase of ________________________________ [insert number of Shares] Shares at $6.25 per
Share. With this Agreement, I tender payment in the amount of $_____________ [insert total price of Shares at $6.25 per Share] for the Shares subscribed.

I am a bona fide resident of the state of _______________ [insert state of residence].

Please register the Shares which I am purchasing as follows:

Check one:

___  Individual
___  Tenants-in-Common in Trust
___  Joint Tenants
___  Corporation
___  Minor with adult custodian under the Uniform Gifts to Minor's Act
___  Existing Partnership


For the person(s) who will be registered stockholder(s):

----------------------------------           -----------------------------------
Investor No. 1 (print name above)            Investor No. 2 (print name above)

----------------------------------           -----------------------------------
Street (residence address)                   Street (residence address)

----------------------------------           -----------------------------------
City/State/Zip                               City/State/Zip

----------------------------------           -----------------------------------
Home Phone                                   Home Phone

----------------------------------           -----------------------------------
E-mail Address                               E-mail Address

----------------------------------           -----------------------------------
Social Security Number                       Social Security Number

----------------------------------           -----------------------------------
Date of Birth                                Date of Birth

----------------------------------           -----------------------------------
Signature                                    Signature

----------------------------------           -----------------------------------
Date                                         Date


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


TO BE COMPLETED BY THE COMPANY:

Accepted by:

eAcceleration Corp.


By:                                          Date:
    ------------------------------                 -----------------------------
    Name:
     Title:

Number of Shares accepted:                .
                           --------------

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